OMEGA PROTEIN®

Healthy Products for a Healthy World®

Investor Presentation

May 2014






Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. Some statements in this presentation may be forward-looking and use words like "may," "may not," "believes," "do not believe," "expects," "do not expect," "anticipates," "do not anticipate," "see," "do not see," or other similar expressions. The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Important factors that could cause actual results to be materially different from those forward-looking statements include, among others: (1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of worldwide supply and demand relationships on prices for the Company's products; (3) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company's deferral of inventory sales based on worldwide prices for competing products; (4) the Company's ability to realize the anticipated benefits from its acquisitions in the human nutrition business, Nutegrity; (5) the Company's expectations regarding Nutegrity, its future prospects and the dietary supplement market or the human health and wellness segment generally, proving to be incorrect; (6) the cost of compliance with existing and future government regulations; (7) the impact of the Company's June 2013 settlement with U.S. Attorney's Office on the Company's operations and financial results; (8) the impact of the closure of the Company's Cameron, Louisiana processing plant on the Company's operations and financial results; and (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding fish meal or oil importation into foreign jurisdictions. Other factors are described in further detail in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-k. Some of the information presented is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

Omega Protein

KEY FACTS

- Nutritional product company—focused on specialty proteins, lipids, and nutraceuticals
- Serving the Human and Animal Nutrition Industries
- Leading vertically integrated producer of Omega-3 fish oils and specialty protein products
- 5 manufacturing facilities and 30+ fishing vessels

FINANCIAL HIGHLIGHTS (2013)

- $244mm Revenues
- 33.9% Gross Margin
- $76mm EBITDA
- Strong Balance Sheet

OME LISTED NYSE

Russell 3000 Index



our vision
To make Omega Protein a leading, trusted source for sustainable, value-adding nutritional products
our purpose
To help families world-wide live healthier lives though better nutrition

Product Mix & Customers

2013 Revenue by Product & Segment

Protein | Lipid | Other

OMEGA PROTEIN



PROTEIN
62%
LIPID
30%
8%
OTHER

ANIMAL NUTRITION: 87%



FISH MEAL
67%
FISH OIL
31%
2%
SOLUBLES

HUMAN NUTRITION: 13%



OMEGA-3
19%
SPECIALTY PROTEIN
31%
50%
NUTRACEUTICAL

Sample Customers

Locations and Distribution


Reedsburg, WI
Madison, WI
Batavia, IL
St. Louis, MO
Reedville, VA
Abbeville, LA
Irvine, CA
Houston, TX
Moss Point, MS

LOCAL PRODUCTION & OPERATIONS

GLOBAL DISTRIBUTION

% of 2013 SALES


Canada 5%
USA 51%
Latin America 2%
13% Europe
29% Asia
EXPORTS
49%

OMEGA PROTEIN®

Strategic Business Model

CORPORATE VALUE PROPOSITION


100
YEARS of
INGREDIENTS


SUSTAINBLY SOURCED


TRACEABLE PROCESS


LEADER IN PROTEIN & LIPIDS


100% PREMIUM QUALITY


MADE IN THE USA

INTEGRATED MODEL


HARVEST/ SOURCE


PROCESS


DEVELOP


MARKET & SELL

















Strategic Growth Objectives



Levers
✓ New Products & Capabilities
✓ Improve Operating & Capital Efficiency
✓ Grow Sales & Capture Market Share
Results
✓ Increase Profits & Cash Flows
✓ Decrease Earnings Volatility
Goal
✓ Create Shareholder Value

OMEGA PROTEIN

Track Record of Growth

Revenues from Human Nutrition


$1M
$15M
$22M
$31M
2010
2011
2012
2013

GROWTH through
Acquisitions & Organic
Investment

EXPANSION: Dairy Protein Capacity

WISCONSIN SPECIALTY PROTEIN ACQUISTION: Dairy Protein

INCON ACQUISTION: Human grade Omega-3 refining

CYVEX ACQUISTION: Distribution to Human Nutrition and Nutraceutical Ingredients

2010 — 2011 — 2012 — 2013 — 2014 — 2015

OMEGA PROTEIN®



Animal Nutrition

Animal Nutrition Business Drivers

Growing world population

billion people	5.3	6.1	6.8	7.2
year	1990	2000	2010	2015e

Growing demand for pork

World Pig Meat Production (thousand MT)



98.8
107.9
116.8
2005
2010
2015e

Growing demand for seafood

Fish Consumption & Sourcing (MT)



13M
57M
32M
63M
56M
62M
73M
64M
1990
2000
2010
2020e
Wild
Aquaculture

Global supply of fish meal and fish oil

Global Fish Meal Production



5,354
6,084
6,018
5,269
5,519
5,019
4,838
4,560
5,587
4,535
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Global Fish Oil Production



886
1,035
906
915
1,029
1,037
993
841
1,036
903
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

OMEGA PROTEIN

Source: World Population- World Bank, 2011. World Pigmeat and Fish Consumption- OECD-FAO Agricultural Outlook 2011-2020, Global Fish Meal and Oil Production- IFFO Yearbook of Statistics; Global supply Soybean/Fish Meal Ratio-

Animal Nutrition

PROTEIN

Protein ingredient for aquatic/animal feed

Considered a premium protein source due to digestibility and amino acid profile



FISH MEAL

LIPIDS

Fat components of an animal's diet

Source of Omega-3s



FISH OIL

2013 End Usage Of Fish Meal

(volume)


DAIRY
7%
AQUACULTURE
34%
SWINE
26%
PET
33%

2013 End Usage Of Fish Oil

(volume)


OTHER
4%
BEEF
12%
AQUACULTURE
65%
PET
19%



nutegrity™ Human Nutrition

Human Nutrition Business Drivers

nutegrity

Growing world population

billion people	5.3	6.1	6.8	7.2
year	1990	2000	2010	2015e

Increasing standards of living

Developing Countries GDP per Capita



$2,000
$6,200
2000
2010

Rising healthcare costs



Employer contribution
Worker contribution
$4,564
$2,412
$11,786
$6,657
2003
2013
↑164% 10YR

Aging

U.S. population over 60



10M
10.8M
21M
1980
2000
2020

Interest in preventative health & awareness of nutritional product benefits

U.S. Supplement Sales



$20B
$32B
$36B
2003
2013
2017e

Source: Kaiser/HRET Survey of Employer-Sponsored Health Benefits, 2003-20103; World Population- World Bank, Standards of Living- World Bank, 2011

Human Nutrition

nutegrity™

PROTEIN

Dairy Proteins for dietary supplements & functional foods

Ingredients and branded products



LIPIDS

Fish oil for dietary supplements & functional foods

Available in a variety of formulations and specifications



NUTRACEUTICALS

Diverse set of dietary supplement ingredients

Categories include antioxidants, anti-aging and cognitive health



CUSTOMERS

Supplement manufacturers

Contract manufacturers

Functional food markets

OPPORTUNITIES

Develop new products

Expand customer base

Improve production capacity, efficiency & flexibility

OMEGA PROTEIN®


NEW YORK STOCK EXCHANGE

Financial Highlights

Income Statement Highlights

REVENUE 2009-2013



Million U.S. $
$174
$174
$252
$236
$244
2009
2010
2011
2012
2013
Animal
Human

Strong industry fundamentals yield healthy margins over time

Seasonal factors can create short-term volatility, especially in Animal segment

Strong cash flow generation

GROSS MARGIN 2009-2013



Million U.S. $
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
5%
28%
22%
18%
34%
$8
$49
$55
$42
$83
2009
2010
2011
2012
2013
Gross Profit
Gross Margin

EBITDA 2009-2013



Million U.S. $
EBITDA Margin
$80
$70
$60
$50
$40
$30
$20
$10
$0
35%
30%
25%
20%
15%
10%
5%
0%
4%
27%
18%
15%
31%
$7
$46
$46
$36
$76
2009
2010
2011
2012
2013
EBITDA
EBITDA Margin

* See Appendix 1 for a reconciliation for EBITDA to net income

Balance Sheet Highlights

CASH BALANCE 2009-2013
Million U.S. $



$2
$20
$51
$56
$34
2009
2010
2011
2012
2013

DEBT BALANCE 2009-2013
Million U.S. $



$28
$35
$31
$28
$24
2009
2010
2011
2012
2013

*Debt includes capital leases

Strong Balance Sheet and Ample Liquidity provide **Financial Flexibility** to:

- Execute growth strategy
- Withstand volatility

OMEGA PROTEIN®

Investment Highlights

STRONG GROWTH POTENTIAL AND FOCUS ON INCREASED SHAREHOLDER VALUE

- Strategic Investments and Product/Market Expansion
- Strong Balance Sheet & Cash Flows Provide Financial Flexibility
- Growing Human Market for Proteins, Omega-3 & Other Nutraceuticals
- Increasing Demand for Animal Nutrition Ingredients & Stable Global Fish Supply



Appendix

Omega Protein Gross Profit Drivers


Animal Segment Gross Profit
$77.1M
36.2% of revenues
Human Segment Gross Profit
$5.7M
18.2% of revenues
Omega Protein Consolidated Gross Profit
$82.8M
33.9% of revenues

2013 Results Displayed

Animal Nutrition Gross Profit Drivers

REVENUE PER TON → $1,355 → **REVENUE**

KEY DRIVERS
- Market Prices
- Forward Contracting
- Product Mix

SALES VOLUME → 157,313 tons → **REVENUE** / **COST OF SALES**

KEY DRIVERS
- Production
  - Catch
  - Yield
- Inventory Carryover

COST PER TON → $867 → **COST OF SALES**

KEY DRIVERS
- Catch
- Yield
- Production Costs
- Product Mix

REVENUE → $213.2M[1] → **Animal Segment Gross Profit**

COST OF SALES → $136.1M[1] → **Animal Segment Gross Profit**

Animal Segment Gross Profit

$77.1M

36.2% of revenues

Legend

Key Input → 2013 Results

OMEGA PROTEIN®

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Human Nutrition Gross Profit Drivers

REVENUE

$31.1M

KEY DRIVERS

- Omega-3 Sales
- Whey Protein Sales
- Other Nutraceutical Sales
- Tolling Revenues

GROSS MARGIN %

18.2%

KEY DRIVERS

- Production Costs
- Capacity Utilization
- Market Prices
- Product Mix

Human Segment Gross Profit

$5.7M

18.2% of revenues

Legend

Key Input — 2013 Results

Key Historical Drivers

		2009	2010	2011	2012	2013
	Animal Nutrition Segment					
	Financial Drivers					
(A)	Fish Catch (short tons)	469,067	473,657	602,062	578,392	485,626
	Implied Total Yield	38.4%	37.0%	34.5%	33.6%	39.2%
(C)	Total Production (tons)	180,109	175,468	207,763	194,197	190,146
(D)	Volume Sold	204,488	161,781	223,969	202,177	157,313
(E)	Revenue Per Ton	$ 845	$ 1,063	$ 1,052	$ 1,045	$1,355
(F)	Cost per Ton	$ (807)	$ (764)	$ (832)	$ (859)	$(867)
	Financial Results *($ in millions)*					
(G)=(D)(E)*[1]	Revenue	$ 172.7	$ 172.0	$ 236.5	$ 213.7	$213.2
(H)=(D)(F)*[1]	Cost of Sales	$ (165.0)	$ (123.6)	$ (187.1)	$ (176.6)	$(136.1)
(I)=(G)-(H)	Gross Profit	$ 7.7	$ 48.4	$ 49.4	$ 37.1	77.1
(J)=(I)/(G)	Gross Margin (Gross Profit as a Percent of Revenues)	4.4%	28.1%	20.9%	17.3%	36.2%
	Human Nutrition Segment					
	Financial Drivers *($ in millions)*					
(K)	Revenues	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%
	Acquisitions		Cyvex (December, 2010)	InCon (September, 2011)		Wisconsin Specialty Protein (February, 2013)
	Financial Results *($ in millions)*					
(K)	Revenue	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1
(M)=(K)-(N)	Cost of Sales	$ (0.6)	$ (1.0)	$ (10.0)	$ (17.0)	$(25.4)
(N)=(K)(L)*	Gross Profit	$ 0.5	$ 0.8	$ 5.3	$ 5.0	5.7
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%
	Consolidated Financial Results *($ in millions)*					
(O)=(G)+(K)	Revenue	$ 173.8	$ 173.8	$ 251.8	$ 235.7	$244.3
(P)=(H)+(M)	Cost of Sales	$ (165.6)	$ (124.6)	$ (197.1)	$ (193.6)	$(161.5)
(Q)=(O)-(P)	Gross Profit	$ 8.2	$ 49.2	$ 54.7	$ 42.1	82.8
(R)=(Q)/(O)	Gross Margin	4.7%	28.3%	21.7%	17.8%	33.9%

OMEGA PROTEIN®

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBITDA*, a non-GAAP (Generally Accepted Accounting Principles) financial measure, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2009, 2010 , 2011, 2012 and 2013:

	2009	2010	2011	2012	2013
Net Income (loss)	(6)	18	34	4	31
Reconciling items:					
Interest expense	4	2	2	1	2
Income tax provision (benefit)	(3)	10	18	7	15
Depreciation and amortization	13	15	16	18	21
Charge related to investigation	-	-	1	8	-
Net loss on disposal of assets	1	1	2	(2)	7
GCCF, 2008 and 2005 hurricane settlements	(2)	-	(27)	-	-
Adjusted EBITDA	7	46	46	36	76

Regulation G Reconciliation

*Adjusted EBITDA represents net income before interest expense, income tax, depreciation and amortization, investigation charge, net loss on disposal of assets, and the 2011 Gulf Coast Claims Facility (Deepwater Horizon claim) and 2008 and 2005 hurricane litigation settlements. The Company has reported Adjusted EBITDA because it believes Adjusted EBITDA is a measure commonly reported and widely used by investors as an indicator of a company's operating performance. The Company believes Adjusted EBITDA assists such investors in comparing a company's performance on a consistent basis. Adjusted EBITDA is not a calculation based on GAAP and should not be considered an alternative to net income in measuring our performance or used as an exclusive measure of cash flow because it does not consider the impact of working capital changes, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBITDA. While Adjusted EBITDA has been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBITDA as reported by other companies. Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBITDA is not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.